UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (this “Amendment”) to the Current Report on Form 8-K filed by Lodging Fund REIT III, Inc. (the “Company”) with the Securities and Exchange Commission on April 2, 2024 (the “Original Report”) in which the Company reported, among other events, the execution of the Fourth Amendment to the Revolving Line of Credit Loan Agreement (the “Fourth Amendment”) entered into by Lodging Fund REIT III OP, LP and Legendary A-1 Bonds, LLC.  This Amendment is filed (a) to update Item 1.01 to include a description of changes to the A-l Line of Credit (as defined below) which are included in the Fourth Amended and Restated Promissory Note (the “Amended Promissory Note”) entered into in connection with the Fourth Amendment, and (b) to include the Amended Promissory Note as Exhibit 10.10, which discussion and exhibit were inadvertently omitted from the Original Report. This Amendment also updates the description of the exit fee under the heading “New A-1 Lakewood Loan” under Item 2.03. No other changes have been made to the Original Report.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A-1 Line of Credit Amendment

As previously disclosed, Lodging Fund REIT III OP, LP (the “Operating Partnership”), which is the operating partnership subsidiary of Lodging Fund REIT III, Inc. (the “Company”), entered into a $5.0 million revolving line of credit loan agreement dated as of August 9, 2022 (the “A-1 Line of Credit”) with Legendary A-1 Bonds, LLC (the “A-1 Lender”). The A-1 Lender is an affiliate of Legendary Capital REIT III, LLC, the Company’s external advisor (the “Advisor”), which is owned by Norman Leslie, a director and executive officer of the Company and principal of the Advisor, and Corey Maple, a director of the Company and a principal of the Advisor. As previously disclosed, on December 21, 2022, the A-1 Line of Credit was amended to extend the maturity date of the A-1 Line of Credit from December 31, 2022 to December 31, 2023 and increase the A-1 Line of Credit to $7.5 million, on January 12, 2023, the A-1 Line of Credit was amended to increase the A-1 Line of Credit to $10.0 million, and on April 18, 2023, the A-1 Line of Credit was amended to increase the A-1 Line of Credit to $13.3 million.  On March 27, 2024, the Operating Partnership and the A-1 Lender entered into a Fourth Amendment to the Revolving Line of Credit Loan Agreement (the “Fourth Amendment”) in connection with the A-1 Line of Credit. The Fourth Amendment extended the maturity date of the A-1 Line of Credit to December 31, 2024 and increased the A-1 Line of Credit to $15.5 million. Through the Fourth Amendment, the A-1 Line of Credit is secured by 1,550,000 unissued common limited partnership units of the Operating Partnership. In consideration of the extension of the maturity date, the Operating Partnership paid to the A-1 Lender an extension fee in the amount of $133,000. The Fourth Amended and Restated Promissory Note (the “Amended Promissory Note”) entered into by the Operating Partnership in connection with the Fourth Amendment provides that (i) the interest rate on the A-1 Line of Credit is increased to 14.5% per annum, and (ii) the A-1 Lender will receive an exit fee equal to 1.5% of the full amount due under the Line of Credit upon the earlier of (a) full repayment (whether on the maturity date or prior thereto or any other date), and (b) the maturity date.  No other changes were made to the A-1 Line of Credit as a result of the Fourth Amendment or the Amended Promissory Note. As of April 2, 2024, $14.8 million is outstanding under the A-1 Line of Credit.

The information in this Report set forth under Item 2.03 is incorporated herein by reference into this Item 1.01.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on March 31, 2022, LF3 Lakewood, LLC and LF3 Lakewood TRS LLC (collectively, the “Borrower”), subsidiaries of the Operating Partnership, entered into a $12.61 million loan (the “Original Lakewood Loan”) with the A-1 Lender pursuant to a Loan Agreement dated as of March 29, 2022, which such loan was secured by the 142-room Fairfield Inn and Suites in Lakewood, Colorado.  The Original Lakewood Loan had a fixed interest rate of 7.0% per annum and a maturity date of March 28, 2024.  On March 27, 2024, the proceeds from the New Lakewood Loan and the New A-1 Lakewood Loan, each as defined and described in Item 2.03 below, were used to refinance the Original Lakewood Loan, and the outstanding obligations under Original Lakewood Loan were repaid in full.  At the closing of the refinancing, an unpaid extension fee in the amount of $138,450 was paid to the A-1 Lender under the Original Lakewood Loan which was due but not paid in connection with the prior March 2023 extension of the Original Lakewood Loan.  All guaranties in connection and collateral with respect to the Original Lakewood Loan have been terminated or released, and all commitments with respect to the Original Lakewood Loan have been terminated or released.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

New Lakewood Loan

On March 27, 2024, pursuant to the Loan Agreement dated as of March 27, 2024 (the “New Lakewood Loan Agreement”), the Borrower entered into a new $12.0 million loan with Bluebird Credit EM LLC (the “New Lakewood Lender”), which is secured by the 142-room Fairfield Inn and Suites in Lakewood, Colorado (the “New Lakewood Loan”). The New Lakewood Lender is not affiliated with the Company or the Advisor. The New Lakewood Loan is evidenced by a promissory note and has an adjustable interest rate based on the SOFR Index plus 7.0% (increasing to 7.5% during the extension of the loan), with an initial interest rate of 12.327%; provided, however, in no event will the interest rate be adjusted to less than 11.0%. The maturity date of the New Lakewood Loan is October 5, 2025, with an option to extend the term for an additional 6 months through April 6, 2026, upon payment of a $60,000 extension fee and satisfaction of certain other conditions. The New Lakewood Loan requires monthly interest-only payments throughout the term, with the outstanding principal and interest due at maturity. The Borrower has the right to prepay the New Lakewood Loan in whole but not in part at any time, subject to a 30-day prior notice to the New Lakewood Lender and payment of an exit fee equal to $120,000 and a prepayment premium calculated pursuant to the terms of the New Lakewood Loan Agreement. The Borrower used the proceeds of the New Lakewood Loan to repay the Original Lakewood Loan described in Item 1.02 above.

In connection with New Lakewood Loan Agreement, the Operating Partnership entered into a Pledge and Security Agreement with the New Lakewood Lender to pledge its 100% limited liability company interest in LF3 Lakewood, LLC as additional security under the New Lakewood Loan. In connection with New Lakewood Loan Agreement, Lodging Fund REIT III TRS, Inc., a wholly owned subsidiary of the Operating Partnership, entered into a Pledge and Security Agreement with the New Lakewood Lender to pledge its 100% limited liability company interest in LF3 Lakewood TRS, LLC as additional security under the New Lakewood Loan.

Pursuant to the New Lakewood Loan Agreement, Norman Leslie, a director and executive officer of the Company, entered into a Guaranty (the “New Lakewood Guaranty”) with the New Lakewood Lender to guarantee payment when due of the principal amount of indebtedness outstanding, including accrued interest and collection costs and expenses, as further described in the New Lakewood Guaranty.

New A-1 Lakewood Loan

On March 27, 2024, pursuant to the Loan Agreement dated as of March 27, 2024, the Operating Partnership entered into a new loan in an amount up to $4,896,801 (the “New A-1 Lakewood Loan”) with the A-1 Lender, an affiliate of the Company’s Advisor.  The New A-1 Lakewood Loan is evidenced by a promissory note and has a fixed interest rate of 14.5% per annum and a maturity date of March 27, 2026.  The New A-1 Lakewood Loan requires monthly interest-only payments throughout the term, with the outstanding principal and interest due at maturity.  The Operating Partnership has the right to prepay the New A-1 Lakewood Loan in whole or in part without charge, penalty or premium. The A-1 Lender received an origination fee of $73,452 on the effective date of the New A-1 Lakewood Loan and will receive an exit fee equal to 1.5% of the full amount of the New A-1 Lakewood Loan upon the earlier of (a) full repayment (whether on the maturity date or prior thereto or any other date), and (b) the maturity date.  Pursuant to a Pledge and Security Agreement entered into by the Company with the A-1 Lender, the New A-1 Lakewood Loan is secured by 489,680 unissued common limited partnership units of the Operating Partnership.

The foregoing descriptions of the Fourth Amendment, the New Lakewood Loan and the New A-1 Lakewood Loan documents do not purport to be complete descriptions and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as exhibits to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

HIDDEN_ROW
Exhibit No.	Description
10.1

Fourth Amendment to the Revolving Line of Credit Loan Agreement between the Operating Partnership and Legendary A-1 Bonds, LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 2, 2024).

10.2	Loan Agreement between the Borrower and Bluebird Credit EM LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed April 2, 2024).
10.3

Promissory Note entered into by Borrower in favor of Bluebird Credit EM LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed April 2, 2024).

10.4

Pledge and Security Agreement entered into by the Operating Partnership in favor of Bluebird Credit EM LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed April 2, 2024).

10.5

Pledge and Security Agreement entered into by Lodging Fund REIT III TRS, Inc. in favor of Bluebird Credit EM LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed April 2, 2024).

10.6

Guaranty of Payment Norman H. Leslie for the benefit of Bluebird Credit EM LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed April 2, 2024).

10.7

Loan Agreement between the Operating Partnership and Legendary A-1 Bonds, LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed April 2, 2024).

10.8

Promissory Note entered into by the Operating Partnership in favor of Legendary A-1 Bonds, LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed April 2, 2024).

10.9

Pledge and Security Agreement entered into by the Company in favor of the Legendary A-1 Bonds, LLC, dated as of March 27, 2024 (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed April 2, 2024).

10.10	Fourth Amended and Restated Promissory Note entered into by the Operating Partnership in favor of Legendary A-1 Bonds, LLC, dated as of March 27, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: April 5, 2024	BY:	/s/ Samuel C. Montgomery
Samuel C. Montgomery
Chief Financial Officer